THE PHOENIX EDGE SERIES FUND

    SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2003






THE SECOND PARAGRAPH UNDER "FOREIGN SECURITIES" ON PAGE 8 OF THE STATEMENT OF ADDITIONAL INFORMATION IS REPLACED BY THE FOLLOWING:


The Phoenix-Goodwin Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. The Phoenix-Goodwin Multi-Sector Short Term Bond Series may invest up to 35% of total net asset value in foreign debt securities. Each series, other than those listed in the table above, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-Alliance/Bernstein Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.




Date: June 11, 2003             Please keep this supplement for future reference